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                                                                  EXHIBIT 23.3


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS


We consent to the incorporation by reference in the Registration Statement of TransTexas Gas Corporation on Form S-4 as filed with the Securities and Exchange Commission on August 15, 1997 of our reserve report dated February 1, 1997, and to the references to our name under the caption "Experts" and elsewhere in the form and context in which it appears in such Registration Statement.


                                        NETHERLAND, SEWELL & ASSOCIATES, INC.


Houston, Texas
September 2, 1997